UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
November 7, 2024

Informatica Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40936	61-1999534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2100 Seaport Boulevard
Redwood City, California 94063
(650) 385-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INFA	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 7, 2024, Informatica Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ithaca L.P. (“Ithaca”), Canada Pension Plan Investment Board (“CPPIB”), EvomLux S.à r.l. (“Permira”), PILI 2 Portfolio SCSp (“PILI 2”) and PIL Investments LLP (“PIL”, collectively with Ithaca, CPPIB, Permira, and PILI 2, the “Selling Stockholders”) and Goldman Sachs & Co. LLC acting for themselves and as representative of the several underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the previously announced secondary public offering (the “Offering”) of up to 18,400,000 shares (which amount includes 2,400,000 shares of Class A common stock that may be sold pursuant to the exercise of the option to purchase additional shares granted to the Underwriters by the Selling Stockholders, the “Securities”) of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), by the Selling Stockholders at a price to the public of $25.50 per share. The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities. The Offering is expected to close on or around November 12, 2024.
The Company will not receive any proceeds from the sale of the Class A common stock by the Selling Stockholders in the Offering.
The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.
In connection with the Offering, the legal opinion as to the legality of the Securities is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333- 283069) filed with the Securities and Exchange Commission (the “SEC”), on which the Securities were registered.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this Current Report on Form 8-K include statements regarding the timing of the closing of the Offering. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties associated with negotiating with third parties, as well as the risks described in the Company’s Annual Report on Form 10-K for the year ending December 31, 2023 filed with the SEC and the Quarterly Report for the fiscal quarter ended September 30, 2024 filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated as of November 7, 2024, by and among Informatica Inc., the Selling Stockholders, and Goldman Sachs & Co. LLC, as representative of the Underwriters.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFORMATICA INC.

Date:	November 12, 2024	By:	/s/ Bradford Lewis
Bradford Lewis
Chief Legal Officer and Corporate Secretary